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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Forms S-3 (No. 333-49271, No. 333-49271-01 and No. 333-78127) and
Forms S-8 (No. 333-39794, No. 333-29643 and No. 333-29647) of Philadelphia
Consolidated Holding Corp. of our reports dated February 8, 2002 relating to the consolidated financial statements and financial statement schedules, which appear in this Form 10-K.



/s/ PricewaterhouseCoopers LLP

Philadelphia, PA
March 25, 2002